Exhibit 4.1
Execution Version

NRP (Operating) LLC

Third Supplement to Note Purchase Agreements
Dated as of March 25, 2009
Re:     $150,000,000 8.38% Senior Notes, Series F,
Due March 25, 2019
$50,000,000 8.92% Senior Notes, Series G,
Due March 25, 2024

NRP (Operating) LLC
601 Jefferson, Suite 3600
Houston, Texas 77002
Dated as of
March 25, 2009
To the Purchaser(s) named in
Schedule A hereto
Ladies and Gentlemen:
     This Third Supplement to Note Purchase Agreements (this “Supplement” or “Third Supplement") is among NRP (Operating) LLC, a Delaware limited liability company (the “Company"), and the institutional investors named on Schedule A attached hereto (the “Purchasers").
     Reference is hereby made to the separate and several Note Purchase Agreements, each dated as of June 19, 2003, as amended and supplemented from time to time (the “Note Purchase Agreements"), between the Company and the respective purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreements. Reference is further made to Section 4.13 of the Note Purchase Agreements which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.
     The Company hereby agrees with the Purchasers as follows:
     1. Authorization of Notes. The Company has authorized the issue and sale of (i) $150,000,000 aggregate principal amount of its 8.38% Senior Notes, Series F, due March 25, 2019 (the “Series F Notes"), and (ii) $50,000,000 aggregate principal amount of its 8.92% Senior Notes, Series G, due March 25, 2024 (the “Series G Notes", and together with the Series F Notes, the “2009 Notes"). The 2009 Notes, together with the Notes previously issued pursuant to the Note Purchase Agreements and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreements, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreements). The 2009 Notes shall be substantially in the form set out in Exhibits 1-A and 1-B hereto, respectively, with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.
     The interest rate on each of the 2009 Notes is subject to periodic adjustment as provided therein.
     2. Sale and Purchase of Notes. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreements and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser

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agrees to purchase from the Company, 2009 Notes in the principal amount and of the respective series and set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.
     3. Closing. The sale and purchase of the 2009 Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (the “Closing") on March 25, 2009 or, on such other Business Day thereafter on or prior to March 27, 2009, as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the 2009 Notes of each series to be purchased by such Purchaser in the form of a single 2009 Note (or such greater number of 2009 Notes of the appropriate series in denominations of at least $250,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 01561106604 at The Huntington National Bank, 919 Fifth Avenue, Huntington, West Virginia 25701, ABA Number 044000024. If at the Closing the Company shall fail to tender such 2009 Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
     4. Conditions to Closing. The obligation of each Purchaser to purchase and pay for the 2009 Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to such Closing, of the conditions set forth in Section 4 of the Note Purchase Agreements (but adjusted to reflect the 2009 Notes to be purchased at such Closing), except that the representations and warranties set forth in Section 5 of the Note Purchase Agreements and Section 5 of the Subsidiary Guarantee shall be modified as set forth in Exhibit A hereto.
     5. Required Prepayments. The Company will prepay the 2009 Notes on the dates and in the principal amounts as set forth on Schedule 5 attached hereto at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment or purchase of the 2009 Notes pursuant to Sections 6, 7 or 8 of this Supplement, the principal amount of each required prepayment of the 2009 Notes becoming due under this Section 5 of this Supplement on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the 2009 Notes is reduced as a result of such prepayment or purchase.
     6. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time after the Closing all, or from time to time any part of, the 2009 Notes, in an aggregate principal amount not less than $5,000,000, in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the applicable Make-Whole Amount with respect to the 2009 Notes determined for the prepayment date with respect to such principal amount. The Company will give each holder of 2009 Notes written notice of

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each optional prepayment under this Section 6 of this Supplement not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the 2009 Notes to be prepaid on such date, the principal amount of each 2009 Note held by such holder to be prepaid (determined in accordance with Section 9 of this Supplement), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount with respect to the 2009 Notes due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of 2009 Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
     7. Prepayment in Connection with Asset Dispositions. (a) Subject to subparagraph (b) below, in the event of any Debt Prepayment Application pursuant to Section 10.7 of the Note Purchase Agreements, the Company shall offer to prepay each outstanding 2009 Note in a principal amount which equals the 2009 Ratable Portion (as defined below) for such 2009 Note (which offer shall be in writing and shall offer to make such prepayment on a Business Day which is not less than 30 and not more than 60 days after the date of the notice of offer (the “Disposition Prepayment Date")), together with accrued interest thereon to the date of such prepayment. Each holder of a 2009 Note shall notify the Company of such holder’s acceptance or rejection of such offer within 10 Business Days of receipt thereof by giving notice of such acceptance or rejection to the Company, provided, however, that any holder who fails to so notify the Company within 10 Business Days of receipt of the notice of offer of prepayment shall be deemed to have rejected such offer. The Company shall prepay on the Disposition Prepayment Date the 2009 Ratable Portion of each 2009 Note held by a holder who has accepted such offer in accordance with this Section 7, together with accrued interest thereon to the date of such prepayment (but without the Make-Whole Amount). The term “2009 Ratable Portion” for any 2009 Note means, with respect to a Debt Prepayment Application, an amount equal to the product of (x) the Net Proceeds Amount being applied to the payment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such 2009 Note and the denominator of which is the sum of (i) the aggregate principal amount of the 2009 Notes, plus (without duplication) (ii) the aggregate principal amount of any other Senior Debt that is being paid as part of such Debt Prepayment Application.
     (b) In connection with a Debt Prepayment Application pursuant to Section 13(d) of this Supplement where the aggregate Disposition Value of all property subject to one or more Asset Dispositions from and after the date of Closing (as defined in Section 3 of this Supplement) exceeds 35% of Consolidated Total Assets, as determined in accordance with said Section 13(d) (the percentage of such Disposition Value in excess of said 35% being referred to as the “Excess Disposition Value Percentage” and the Net Proceeds Amount derived from such Excess Disposition Value Percentage being referred to as the “Second Level Net Proceeds Amount”), the Company shall apply the Second Level Net Proceeds Amount to prepay each outstanding Note of Series A-G, inclusive, in a principal amount equal to the product of (x) the Second Level Net Proceeds Amount being applied to the payment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of

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which is the sum of (i) the aggregate principal amount of the Notes of Series A-G, inclusive, plus (without duplication) (ii) the aggregate principal amount of any other Senior Debt that is being paid as part of such Debt Prepayment Application. Each such prepayment of Series A through G Notes pursuant to this subparagraph (b) shall be pursuant to and in accordance with the terms of Section 8.2 of the Note Purchase Agreements with respect to the Series A, B and C Notes, Section 6 of the First Supplement dated as of July 19, 2005 with respect to the Series D Notes, Section 6 of the Second Supplement dated as of March 28, 2007 with respect to the Series E Notes and Section 6 of this Supplement with respect to the Series F and G Notes.
     8. Prepayment in Connection with Change in Control.
     (a) Notice of Change in Control or Control Event. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice (the “Change of Control Notice") of such Change in Control or Control Event to each holder of 2009 Notes unless notice in respect of such Change in Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to subparagraph (c) of this Section 8 of this Supplement. Such Change of Control Notice shall contain and constitute an offer to prepay the 2009 Notes as described in Section 8(c) of this Supplement and shall be accompanied by the certificate described in Section 8(g) of this Supplement.
     (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 30 days prior to such action it shall have given to each holder of 2009 Notes written notice containing and constituting an offer to prepay the 2009 Notes as described in subparagraph (c) of this Section 8 of this Supplement, accompanied by the certificate described in subparagraph (g) of this Section 8 of this Supplement, and (ii) contemporaneously with such action, it prepays all 2009 Notes required to be prepaid in accordance with this Section 8 of this Supplement.
     (c) Offer to Prepay Notes. The offer to prepay 2009 Notes contemplated by paragraph (a) and (b) of this Section 8 of this Supplement shall be an offer to prepay, in accordance with and subject to this Section 8 of this Supplement, all, but not less than all, the 2009 Notes held by each holder (in this case only, “holder” in respect of any 2009 Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such Change of Control Notice (the “Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8 of this Supplement, such date shall be not less than 30 days and not more than 120 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the first Business Day after the 45th day after the date of such offer).
     (d) Acceptance. A holder of 2009 Notes may accept the offer to prepay made pursuant to this Section 8 of this Supplement by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of 2009 Notes to respond to an offer to prepay made pursuant

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to this Section 8 of this Supplement shall be deemed to constitute a rejection of such offer by such holder.
     (e) Prepayment. Prepayment of the 2009 Notes to be prepaid pursuant to this Section 8 of this Supplement shall be at 100% of the principal amount of the 2009 Notes together with accrued and unpaid interest thereon. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8 of this Supplement.
     (f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (c) and accepted in accordance with subparagraph (d) of this Section 8 of this Supplement is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control has not occurred on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on, the date on which such Change in Control occurs. The Company shall keep each holder of 2009 Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8 of this Supplement in respect of such Change in Control shall be deemed rescinded).
     (g) Officer’s Certificate. Each offer to prepay the 2009 Notes pursuant to this Section 8 of this Supplement shall be accompanied by a certificate, executed by the Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8 of this Supplement; (iii) the principal amount of each 2009 Note offered to be prepaid (which shall be 100% of each such 2009 Note); (iv) the interest that would be due on each 2009 Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8 of this Supplement have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.
     (h) Certain Definitions. “Change in Control” shall be deemed to have occurred if
     (i) the Parent ceases to own directly all of the membership interests of the Company,
     (ii) the General Partner ceases to own directly all of the general partner interests of the Parent, or
     (iii) Corbin J. Robertson, Jr., the WPP Group, NRP Investment L.P. and/or one or more of their direct or indirect wholly-owned Subsidiaries cease to own, in the aggregate, more than 50% of the partnership interests of the General Partner.
     “Control Event” means (i) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event

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or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control, or
     (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control.
     (ii) All calculations contemplated in this Section 8 of this Supplement involving the capital stock, limited liability company or other equity interest of any Person shall be made with the assumption that all convertible securities of such Person then outstanding and all convertible securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock or limited liability company or other equity interest of such Person were exercised at such time.
     9. Allocation of Partial Prepayments. (a) In the case of each partial prepayment of a series of 2009 Notes pursuant to Section 5 of this Supplement, the principal amount of such series of 2009 Notes to be prepaid shall be allocated among all of such series of 2009 Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.
     (b) In the case of each partial prepayment of the 2009 Notes pursuant to Section 6 of this Supplement, the principal amount of the 2009 Notes to be prepaid shall be allocated among all of the 2009 Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
     10. Maturity; Surrender, Etc. In the case of each prepayment of 2009 Notes pursuant to Sections 5, 6, 7 or 8 of this Supplement, the principal amount of each 2009 Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any 2009 Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no 2009 Note shall be issued in lieu of any prepaid principal amount of any 2009 Note.
     11. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding 2009 Notes except upon the payment or prepayment of the 2009 Notes in accordance with the terms of the Note Purchase Agreements, this Supplement and the 2009 Notes. The Company will promptly cancel all 2009 Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of 2009 Notes pursuant to any provision of the Note Purchase Agreements or this Supplement and no 2009 Notes may be issued in substitution or exchange for any such 2009 Notes.
     12. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any 2009 Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining

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Scheduled Payments with respect to the Called Principal of such 2009 Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
     “Called Principal” means, with respect to any 2009 Note, the principal of such 2009 Note that is to be prepaid pursuant to Section 6 of this Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.
     “Discounted Value” means, with respect to the Called Principal of any 2009 Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the 2009 Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
     “Reinvestment Yield” means, with respect to the Called Principal of any 2009 Note, .50% over the yield to maturity implied by (i) the yields reported as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable 2009 Note.
     “Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse

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between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
     “Remaining Scheduled Payments” means, with respect to the Called Principal of any 2009 Note, all payments of such Called Principal of such series and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the 2009 Notes of such series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 6 of this Supplement or Section 12.1 of the Note Purchase Agreements. Solely for purposes of determining the “Remaining Scheduled Payments,” the interest rate for the Series F Notes shall be deemed to be 8.38% per annum and for the Series G Notes shall be deemed to be 8.92% per annum.
     “Settlement Date” means, with respect to the Called Principal of any 2009 Note, the date on which such Called Principal is to be prepaid pursuant to Section 6 of this Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.
     13. Additional Covenants. In addition to and without limiting the covenants in Section 9 and 10 of the Note Purchase Agreements, the Company covenants that so long as any of the 2009 Notes are outstanding:
     (a) The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person. “Anti-Terrorism Order” shall have the meaning set forth in Section 5.16 in Exhibit A to this Supplement.
     (b) Notwithstanding Sections 10.3 or 10.4 of the Note Purchase Agreements or any other provision of the Note Purchase Agreements, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on any property of the Company or any Subsidiary which may otherwise be permitted by Section 10.3 of the Note Purchase Agreements, to secure any amounts owed or outstanding under the Bank Agreement unless the Notes and the Note Purchase Agreements are also concurrently equally and ratably secured pursuant to documentation satisfactory to the Required Holders.
     (c) The Company will not permit as of the end of each fiscal quarter, the ratio of Consolidated Debt (determined as of such fiscal quarter end date) to Consolidated EBITDDA (determined as of such fiscal quarter end date for the twelve months then ended), to exceed 4.00:1.00.

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     (d) Except as permitted under Section 10.2 of the Note Purchase Agreements, the Company will not, and will not permit any of its Subsidiaries to, make any Asset Disposition unless:
     (i) in the good faith opinion of the Company or Subsidiary making the Asset Disposition, the Asset Disposition is in exchange for consideration having a fair market value at least equal to that of the property exchanged;
     (ii) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist;
     (iii) immediately after giving effect to such Asset Disposition, the Company could incur at least $1.00 of additional Funded Debt pursuant to Section 10.6(a)(iii) of the Note Purchase Agreements; and
     (iv) the sum of (i) the Disposition Value of the property subject to such Asset Disposition, plus (ii) the aggregate Disposition Value for all other property that was the subject of an Asset Disposition occurring on or after the date of Closing (as defined in Section 3 of this Supplement) would not exceed 35% of Consolidated Total Assets determined as of the end of the most recently ended calendar month preceding such Asset Disposition.
     To the extent that the Net Proceeds Amount consisting of cash for any Transfer to a Person other than the Company or Subsidiary is applied to a Debt Prepayment Application or applied or committed to be applied to a Property Reinvestment Application within one year after such Transfer (and if so committed, in fact applied within twelve (12) months of such commitment), then such Transfer (or, if less than all such Net Proceeds Amount is applied as contemplated hereinabove, the pro rata percentage thereof which corresponds to the Net Proceeds Amount so applied), only for the purpose of determining compliance with subsection (iv) of this Section 13(d) as of any date, shall be deemed not to be an Asset Disposition. Further, for purposes of Section 7(b) and this Section 13(d), a Transfer of property consisting of timber shall be deemed not to be an Asset Disposition so long as the aggregate Disposition Value of such property subject of a Transfer from and after the date of Closing (as defined in Section 3 of this Supplement) does not exceed $30,000,000.
In accordance with the proviso to Section 2.2(ii) of the Note Purchase Agreements, the covenants set forth in this Section 13 shall inure to the benefit of all holders of Notes so long as the 2009 Notes issued pursuant to this Third Supplement remain outstanding. A default by the Company in the performance of or compliance with any of Section 13(b), (c) or (d) above shall be deemed to be an Event of Default under Section 11(c) of the Note Purchase Agreements, for all purposes under the Note Purchase Agreements and under this Supplement.
     14. Representations and Warranties of the Purchasers. (a) Each Purchaser represents and warrants that the representations and warranties set forth in Section 6.1 of the Note Purchase Agreements are true and correct on the date hereof with respect to the purchase of the 2009 Notes by such Purchaser.

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     (b) Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the 2009 Notes to be purchased by such Purchaser hereunder:
     (i) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
     (ii) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
     (iii) the Source is either (A) an insurance company pooled separate account, within the meaning of PTE 90-1 or (B) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
     (iv) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption")) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and

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(A) the identity of such QPAM and (B) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (iv); or
     (v) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption")) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (A) the identity of such INHAM and (B) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (v); or
     (vi) the Source is a governmental plan; or
     (vii) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vii); or
     (viii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
     15. Compliance with Note Purchase Agreements. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreements as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreements.
     16. Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
[Signature Page Follows]

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     The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

NRP (Operating) LLC

By	/s/ Dwight L. Dunlap
Name: Dwight L. Dunlap
Title: Chief Financial Officer and Treasurer
     Each of the undersigned Subsidiary Guarantors hereby acknowledges, approves and agrees to the foregoing Third Supplement as of the date aforesaid and confirms and ratifies its obligations under the Subsidiary Guarantee dated June 19, 2003, as amended, modified or supplemented (the “Subsidiary Guarantee”) and acknowledges and agrees that its obligations under the Subsidiary Guarantee extend to and include, without limitation, all obligations of the Company to the Purchasers under the Note Purchase Agreements and the 2009 Notes. The terms and provisions of the Subsidiary Guarantee are hereby incorporated herein in their entirety as if such terms and provisions were actually set forth herein and each Subsidiary Guarantor hereby makes the representations and warranties, agreements and covenants in, and agrees to be bound by all the terms of, such terms and provisions.

WPP LLC
ACIN LLC
WBRD LLC
Hod LLC
Shepard Boone Coal Company LLC
Gatling Mineral, LLC
Independence Land Company, LLC
Williamson Transport, LLC
Little River Transport, LLC

By:	NRP (Operating) LLC, as the Sole Member of each of the above named Subsidiary Guarantors

	By	/s/ Dwight L. Dunlap
Name: Dwight L. Dunlap
Title: Chief Financial Officer and Treasurer

NRP (Operating) LLC	Third Supplement
Accepted as of the date first written above.

Gateway Recovery Trust

By:	Prudential Investment Management, Inc., as Asset Manager

	By	/s/ Brian N. Thomas
Name: Brian N. Thomas
Title: Vice President

Prudential Retirement Insurance and Annuity Company

By:	Prudential Investment Management, Inc., as investment manager

	By	/s/ Brian N. Thomas
Name: Brian N. Thomas
Title: Vice President

Pruco Life Insurance Company

By	/s/ Brian N. Thomas Name: Brian N. Thomas Title: Vice President

The Prudential Insurance Company of America

By	/s/ Brian N. Thomas Name: Brian N. Thomas Title: Vice President

NRP (Operating) LLC	Third Supplement

Prudential Retirement Guaranteed Cost Business Trust

By:	Prudential Investment Management, Inc., as investment manager

	By	/s/ Brian N. Thomas
Name: Brian N. Thomas
Title: Vice President

Forethought Life Insurance Company

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By	/s/ Brian N. Thomas Name: Brian N. Thomas Title: Vice President

NRP (Operating) LLC	Third Supplement
Accepted as of the date first written above.

John Hancock Life Insurance Company (U.S.A.)

By	/s/ Stacey P. Agretelis Name: Stacey P. Agretelis Title: Authorized Signatory

John Hancock Life Insurance Company

By	/s/ Stacey P. Agretelis Name: Stacey P. Agretelis Title: Managing Director

John Hancock Variable Life Insurance Company

By	/s/ Stacey P. Agretelis Name: Stacey P. Agretelis Title: Authorized Signatory

JPMorgan Chase Bank, not individually but solely in its capacity as Directed Trustee for the SBC Master Pension Trust

By	/s/ Amy L. Schneeberger Name: Amy L. Schneeberger Title: Vice President

NRP (Operating) LLC	Third Supplement
Accepted as of the date first written above.

The Guardian Life Insurance Company of America

By	/s/ Brian Keating Name: Brian Keating Title: Managing Director

Accepted as of the date first written above.

Connecticut General Life Insurance Company

By:	Cigna Investments, Inc. (authorized agent)

	By	/s/ David M. Cass Name: David M. Cass Title: Managing Director

NRP (Operating) LLC	Third Supplement
Accepted as of the date first written above.

Pacific Life Insurance Company

By	/s/ Cathy Schwartz Name: Cathy Schwartz Title: Assistant Vice President

By	/s/ Diane W. Dale Name: Diane W. Dale Title: Assistant Secretary

Pacific Life and Annuity Company

By	/s/ Cathy Schwartz Name: Cathy Schwartz Title: Assistant Vice President

By	/s/ Diane W. Dale Name: Diane W. Dale Title: Assistant Secretary

Accepted as of the date first written above.

Minnesota Life Insurance Company

By:	Advantus Capital Management, Inc.

	By	/s/ Kathleen H. Parker Name: Kathleen H. Parker Title: Vice President

NRP (Operating) LLC	Third Supplement
Accepted as of the date first written above.

State of Wisconsin Investment Board

By	/s/ Christopher P. Prestigiacomo Name: Christopher P. Prestigiacomo Title: Portfolio Manager

Accepted as of the date first written above.

Massachusetts Mutual Life Insurance Company

By:	Babson Capital Management LLC, as Investment Adviser

	By	/s/ John B. Wheeler Name: John B. Wheeler Title: Managing Director

Accepted as of the date first written above.

C.M. Life Insurance Company

By:	Babson Capital Management LLC, as Investment Adviser

	By	/s/ John B. Wheeler Name: John B. Wheeler Title: Managing Director

NRP (Operating) LLC	Third Supplement
Accepted as of the date first written above.

American Equity Investment Life Insurance Company

By	/s/ Rachel Stauffer Name: Rachel Stauffer Title: Vice President Investments

Accepted as of the date first written above.

Mutual of Omaha Insurance Company

By	/s/ Justin P. Kavan Name: Justin P. Kavan Title: Vice President

Accepted as of the date first written above.

Companion Life Insurance Company

By	/s/ Justin P. Kavan Name: Justin P. Kavan Title: Authorized Signer

Accepted as of the date first written above.

United of Omaha Life Insurance Company

By	/s/ Justin P. Kavan Name: Justin P. Kavan Title: Vice President

NRP (Operating) LLC	Third Supplement
Accepted as of the date first written above.

Senior Health Insurance Company of Pennsylvania

By:	Conning Asset Management Company, as Investment Manager

	By	/s/ Samuel Otchere Name: Samuel Otchere Title: Vice President

Primerica Life Insurance Company

By:	Conning Asset Management Company, as Investment Manager

	By	/s/ Samuel Otchere Name: Samuel Otchere Title: Vice President

American Health and Life Insurance Company

By:	Conning Asset Management Company, as Investment Manager

	By	/s/ Samuel Otchere Name: Samuel Otchere Title: Vice President

Information Relating to Purchasers

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Gateway Recovery Trust c/o Prudential Investment Management, Inc. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201	$15,000,000	$4,770,000
Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
The Bank of New York
New York, New York
(ABA No.: 021-000-018)
Account No.: 231922
For credit to GLA 211705
Each such wire transfer shall set forth the name of the Company, a reference to “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, Security No. INV11124, PPN 62963# AF8” and/or “8.92% Senior Notes, Series G, due March 25, 2024, Security No. INV11124, PPN 62963# AG6” and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Notices
Address for all notices relating to payments:
Gateway Recovery Trust
c/o The Bank of New York Mellon Corporation
601 Travis, 16th Floor
Houston, TX 77002
Attention: Patty Barbarino, Vice President
Phone: (713) 483-6033
Facsimile: (713) 483-6627
E-mail: patty.barbarino@bankofny.com
with a copy to:
Schedule A
(to Supplement)

Gateway Recovery Trust
c/o The Bank of New York Mellon Corporation
601 Travis, 16th Floor
Houston, TX 77002
Attention: Lucia Martinez
Phone: (713) 483-6038
Facsimile: (713) 483-6627
E-mail: lucia.martinez@bankofny.com
with a copy to:
Prudential Investment Management, Inc.
c/o Investment Operations Group
Three Gateway Center, 12th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager
Address for all other communications and notices:
Prudential Investment Management, Inc.
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Managing Director
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 51-0371876

A-2-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Prudential Retirement Insurance and	$6,000,000	$-0-
Annuity Company	$1,000,000
c/o Prudential Capital Group	$1,000,000
2200 Ross Avenue, Suite 4200E	$1,000,000
Dallas, TX 75201
Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, NY
ABA No.: 021000021
Account Name: PRIAC
Account No. P86329 (please do not include spaces) in the case of payments on account of Note No. RF-2 originally issued in the principal amount of $6,000,000;
Account Name: PRIAC — SA — Firestone — Privates
Account No. P86343 (please do not include spaces) in the case of payments on account of Note No. RF-3 originally issued in the principal amount of $1,000,000;
Account Name: PRIAC — SA — Health Care Service Corp — Privates
Account No. P86341 (please do not include spaces) in the case of payments on account of Note No. RF-4 originally issued in the principal amount of $1,000,000;
Account Name: PRIAC — SA — Principal Preservation — Privates
Account No. P86345 (please do not include spaces) in the case of payments on account of Note No. RF-5 originally issued in the principal amount of $1,000,000;
Each such wire transfer shall set forth the name of the Company, a reference to “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, Security No. INV11124, PPN 62963# AF8” and application (as among principal, interest and Make-Whole Amount) of the payment being made.

A-3-

Notices
Address for all notices relating to payments:
Prudential Retirement Insurance and Annuity Company
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102
Telephone: (973) 802-8107
Facsimile: (888) 889-3832
Address for all other communications and notices:
Prudential Retirement Insurance and Annuity Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Managing Director
Name of Nominee in which Notes are to be issued: None
Tax Identification No.: 06-1050034

A-4-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Pruco Life Insurance Company	$3,000,000	$-0-
c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201
Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Account No.: P86192 (please do not include spaces)
Account Name: Pruco Life Private Placement
Each such wire transfer shall set forth the name of the Company, a reference to “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, Security No. INV11124, PPN 62963# AF8” and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Notices
Address for all notices relating to payments:
Pruco Life Insurance Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections
Address for all other communications and notices:
Pruco Life Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Managing Director

A-5-

Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832
Name of Nominee in which Notes are to be issued: None
Tax Identification No.: 22-1944557

A-6-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201	$2,000,000	$10,230,000
Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, New York
ABA No.: 021-000-021
Account Name: Prudential Managed Portfolio
Account No.: P86188 (please do not include spaces)
Each such wire transfer shall set forth the name of the Company, a reference to “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, Security No. INV11124, PPN 62963# AF8” and/or “8.92% Senior Notes, Series G, due March 25, 2024, Security No. INV11124, PPN 62963# AG6” and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Notices
Address for all notices relating to payments:
The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832

A-7-

Address for all other communications and notices:
The Prudential Insurance Company of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Managing Director
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 22-1211670

A-8-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Prudential Retirement Guaranteed Cost Business Trust	$1,000,000	$-0-
c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201
Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, NY
ABA No.: 021000021
Beneficiary Account Name: North American
Beneficiary Account No.: 9009000168
BBI: Account of Prudential for G09966 PRIAC GC PVT
Each such wire transfer shall set forth the name of the Company, a reference to “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, Security No. INV11124, PPN 62963# AF8” and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Notices
Address for all notices relating to payments:
Pru & Co
c/o Prudential Investment Management, Inc.
Attn: Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102
Telephone: (973) 802-8107
Facsimile: (800) 224-2278

A-9-

Address for all other communications and notices:
Prudential Retirement Guaranteed Cost Business Trust
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Managing Director
Name of Nominee in which Notes are to be issued: None
Tax Identification No.: 06-1050034

A-10-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Forethought Life Insurance Company	$-0-	$5,000,000
c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201
Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
State Street Bank
ABA #01100-0028
DDA Account # 24564783
For Further Credit: Forethought Life Insurance Company Fund # 3N1H
Each such wire transfer shall set forth the name of the Company, a reference to “NRP (Operating) LLC, 8.92% Senior Notes, Series G, due March 25, 2024, PPN 62963# AG6” and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Notices
All notices of payments and written confirmations of such wire transfers:
Forethought Life Insurance Company
Attn: Russell Jackson
300 North Meridian
Suite 1800
Indianapolis, IN 46204
with a copy to:
State Street Bank
Attn: Deb Hartner
801 Pennsylvania
Kansas City, MO 64105

A-11-

Address for all other communications and notices:
Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Managing Director
Name of Nominee in which Notes are to be issued: None
Tax Identification No.: 06-1016329

A-12-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
John Hancock Life Insurance Company (U.S.A.)	$23,500,000	$-0-
John Hancock Financial Services 197 Clarendon Street Boston, Massachusetts 02116
Payments
All payments to be by bank wire transfer of immediately available funds to:

Bank Name:	Bank of New York Mellon
Intermediary Bank:	Federal Reserve Bank of Boston
ABA Number:	011001234
Account Name:	F008 US PP Collector
DDA Number:	048771
Account Number:	JPPF1001002
On Order of:	NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8
Notices
All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:
John Hancock Financial Services
200 Berkley Street
Boston, MA 02116
Attention: Investment Accounting, B-3
Fax Number: (617) 572-0628
and
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Administration, C-2
Fax Number: (617) 572-5495

A-13-

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1628
All other notices shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Law, C-3
Fax Number: (617) 572-9269
and
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1628
Name in which Notes are to be issued: None
Taxpayer I.D. Number: 01-0233346

A-14-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
John Hancock Life Insurance Company	$14,000,000	$-0-
John Hancock Financial Services	$3,000,000
197 Clarendon Street Boston, Massachusetts 02116
Payments
All payments to be by bank wire transfer of immediately available funds to:

Bank Name:	Bank of New York Mellon
Intermediary Bank:	Federal Reserve Bank of Boston
ABA Number:	011001234
Account Name:	F008 US PP Collector
DDA Number:	048771
Account Number:	JPPF1001002
On Order of:	NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8
Notices
All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:
John Hancock Financial Services
200 Berkley Street
Boston, MA 02116
Attention: Investment Accounting, B-3
Fax Number: (617) 572-0628
and
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Administration, C-2
Fax Number: (617) 572-5495

A-15-

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1628
All other notices shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Law, C-3
Fax Number: (617) 572-9269
and
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1628
Name in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1414660

A-16-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
John Hancock Variable Life Insurance Company	$7,000,000	$-0-
John Hancock Financial Services 197 Clarendon Street Boston, Massachusetts 02116
Payments
All payments to be by bank wire transfer of immediately available funds to:

Bank Name:	Bank of New York Mellon
Intermediary Bank:	Federal Reserve Bank of Boston
ABA Number:	011001234
Account Name:	F008 US PP Collector
DDA Number:	048771
Account Number:	JPPF1001002
On Order of:	NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8
Notices
All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:
John Hancock Financial Services
200 Berkley Street
Boston, MA 02116
Attention: Investment Accounting, B-3
Fax Number: (617) 572-0628
and
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Administration, C-2
Fax Number: (617) 572-5495

A-17-

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1628
All other notices shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Law, C-3
Fax Number: (617) 572-9269
and
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1628
Name in which Notes are to be issued: None
Taxpayer I.D. Number: 04-2664016

A-18-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
JPMorgan Chase Bank, as Directed Trustee	$500,000	$-0-
for the SBC Master Pension Trust John Hancock Financial Services 197 Clarendon Street Boston, Massachusetts 02116
Payments
All payments to be by bank wire transfer of immediately available funds to:

Principal and Interest Payments:
Bank Name:	JPMorgan Chase Bank
ABA Number:	021000021
Account Name:	ATTIMCO — John Hancock Private Placement — P58512
Account Number:	9009000200
Reference:	Income Details
On Order of:	NRP (Operating) LLC, 8.38% Senior Notes, Series F, due
March 25, 2019, PPN 62963# AF8

All Other Payments:
Bank Name:	JPMorgan Chase Bank
ABA Number:	021000021
Account Name:	ATTIMCO — John Hancock Private Placement — P58512
Account Number:	9009000127
On Order of:	NRP (Operating) LLC, 8.38% Senior Notes, Series F, due
March 25, 2019, PPN 62963# AF8
Notices
All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:
JPMorgan Chase Bank
3 MetroTech Center, 5th Floor
Brooklyn, NY 11245
Attn: Robert M. Lauer
Fax Number: (718) 242-2319

A-19-

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1628
All other notices shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Law, C-3
Fax Number: (617) 572-9269
and
John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-1628
Name in which Notes are to be issued: Kane & Co.
Taxpayer I.D. Number: 91-1990052

A-20-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
The Guardian Life Insurance Company of America	$10,000,000	$10,000,000
7 Hanover Square New York, New York 10004-2616 Attention: Brian Keating, Investment Dept. 20-D Fax Number: (212) 919-2658/2656
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8” and/or “8.92% Senior Notes, Series G, due March 25, 2024, PPN 62963# AG6”, principal, premium or interest) to:
JP Morgan Chase
FED ABA #021000021
CHASE/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 13-5123390

A-21-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Connecticut General Life Insurance	$2,000,000	$5,000,000
Company	$1,000,000	$4,000,000
c/o CIGNA Investments, Inc.	$1,000,000	$2,000,000
Wilde Building, A5PRI	$1,000,000	$2,000,000
900 Cottage Grove Rd.		$1,000,000
Bloomfield, CT 06002		$1,000,000
Payments
All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:
J.P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA #021000021
OBI=NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8”
and/or “8.92% Senior Notes, Series G, due March 25, 2024, PPN 62963# AG6
Notices
Address for Notices Related to Payments:
CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd.
Bloomfield, CT 06002
Fax: 860-226-8400
with a copy to:
J.P. Morgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254
Attention: Jamshid Irshad, Mail Code TX1-J249
Telephone: 469-477-2036
Fax: 469-477-1904

A-22-

Address for All Other Notices:
CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd.
Bloomfield, CT 06002
Fax: 860-226-8400
Name of Nominee in which Notes are to be issued: CIG & Co.
Taxpayer I.D. Number (CIG & Co.): 13-3574027

A-23-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Pacific Life Insurance Company	$5,000,000	$-0-
700 Newport Center Drive	$3,000,000
Newport Beach, California 92660-6397	$2,000,000
Attention: IMD — Portfolio Management Fax Number: (949) 720-1963
Payments
All payments of principal and interest on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
Mellon Trust of New England
ABA #0110-0123-4
DDA 125261
Attention: MBS Income CC: 1253
A/C Name: Pacific Life Insurance Co. — General Account
A/C Number: PLCF1810132
Ref: NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:
Mellon Trust
Attention: Pacific Life Accounting Team
One Mellon Bank Center
Room 0930
Pittsburgh, PA 15259
and
Pacific Life Insurance Company
Attn: IMD — Cash Team
700 Newport Center Drive
Newport Beach, CA 92660-6397
Fax: (949) 718-5845
Name of Nominee in which Notes are to be issued: None
General Taxpayer I.D. Number: 95-1079000

A-24-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Pacific Life and Annuity Company	$5,000,000	$-0-
c/o Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, California 92660-6397 Attention: IMD — Portfolio Management Fax Number: (949) 720-1963
Payments
All payments of principal and interest on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
Mellon Trust of New England
ABA #0110-0123-4
DDA 125261
Attention: MBS Income CC: 1253
A/C Name: Pacific Life and Annuity Company
A/C Number: PLCF1811612
Ref: NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:
Mellon Trust
Attention: Pacific Life Accounting Team
One Mellon Bank Center
Room 0930
Pittsburgh, Pennsylvania 15259
and
Pacific Life Insurance Company
Attn: IMD — Cash Team
700 Newport Center Drive
Newport Beach, CA 92660-6397
Fax: (949) 718-5845
Name of Nominee in which Notes are to be issued: None
General Taxpayer I.D. Number: 95-3769814

A-25-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Minnesota Life Insurance Company	$10,000,000	$-0-
400 Robert Street North St. Paul, Minnesota 55101 Attention: Advantus Capital Management, Inc. Facsimile: (651) 223-5029
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
Mellon Bank, Pittsburgh, PA
ABA#: 011001234
DDA#: 048771
Account Name: Minnesota Life Insurance Company
Account #: ADFF0106002
Cost Code: 1167
Ref: NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8, P&I Breakdown
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 41-0417830

A-26-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
State of Wisconsin Investment Board	$10,000,000	$-0-
121 East Wilson Street Madison, Wisconsin 53703 Attention: Portfolio Manager, Private Markets Group – Wisconsin Private Debt Portfolio
Payments
All payments are to be made on or before 11:00 a.m. local time on each payment date in immediately available funds to:
FEDERAL RESERVE BANK OF BOSTON
ABA #011-00-1234
For the account of the State of Wisconsin Investment Board
DDA #064300
Attn: MBS Income CC: 1195
For: SWIB Wis. Private Debt, SWBF0335002, NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8
With notice of payment, including a message as to the source (identifying the security by name and private placement number) and application of funds, copy of notice of payment to:
Ms. Cindy Griffin
Accounting Supervisor
State of Wisconsin Investment Board
121 East Wilson Street
P.O. Box 7842
Madison, Wisconsin 53707-7842
Phone: (608) 266-9136
Fax: (608) 266-2436
Address for notices other than confirmation of payment is:
Postal Address
State of Wisconsin Investment Board
121 East Wilson Street
P.O. Box 7842
Madison, Wisconsin 53707-7842
Attention: Portfolio Manager, Private Markets Group-Wisconsin Private Debt Portfolio

A-27-

Street Address
State of Wisconsin Investment Board
121 East Wilson Street
Madison, Wisconsin 53703
Attention: Portfolio Manager, Private Markets Group-Wisconsin Private Debt Portfolio
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 39-6006423

A-28-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Massachusetts Mutual Life Insurance Company	$2,500,000	$1,800,000
c/o Babson Capital Management LLC 1500 Main Street — Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8” and/or “8.92% Senior Notes, Series G, due March 25, 2024, PPN 62963# AG6”, principal, premium or interest) to:
Citibank, N.A
New York, New York
ABA #021000089
For: MassMutual Unified Traditional
Acct. Name: MassMutual BA 0033 TRAD Private ELBX
Account No. 30566056
Re: Description of security, PPN, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

A-29-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Massachusetts Mutual Life Insurance Company	$1,250,000	$850,000
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
P.O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF” and/or “8.92% Senior Notes, Series G, due March 25, 2024, PPN 62963# AG6”, principal, premium or interest) to:
Citibank, N.A
New York, New York
ABA #021000089
For: MassMutual IFM Non-Traditional
Account No. 30510589
Re: Description of security, PPN, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

A-30-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Massachusetts Mutual Life Insurance Company	$-0-	$300,000
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
P.O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 8.92% Senior Notes, Series G, due March 25, 2024, PPN 62963# AG6”, principal, premium or interest) to:
Citibank, N.A
New York, New York
ABA #021000089
For: MassMutual Structured Settlement Fund
Account No. 30510634
Re: Description of security, PPN, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1819.
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

A-31-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Massachusetts Mutual Life Insurance Company	$250,000	$1,200,000
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
P.O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8” and/or “8.92% Senior Notes, Series G, due March 25, 2024, PPN 62963# AG6”, principal, premium or interest) to:
Citibank, N.A
New York, New York
ABA #021000089
For: MassMutual Pension Management
Account No. 30510538
Re: Description of security, PPN, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1754.
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

A-32-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Massachusetts Mutual Life Insurance Company	$250,000	$400,000
c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
P.O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8” and/or “8.92% Senior Notes, Series G, due March 25, 2024, PPN 62963# AG6”, principal, premium or interest) to:
Citibank, N.A
New York, New York
ABA #021000089
For: MassMutual DI
Account Name: MassMutual BA 0038 DI Private ELBX
Account No. 30566064
Re: Description of security, PPN, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

A-33-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
C.M. Life Insurance Company	$750,000	$450,000
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, Massachusetts 01115-1589
Attention: Securities Investment Division
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019, PPN 62963# AF8” and/or “8.92% Senior Notes, Series G, due March 25, 2024, PPN 62963# AG6,” principal, premium or interest) to:
Citibank, N.A
New York, New York
ABA #021000089
For CM Life Segment 43 — Universal Life
Account No. 30510546
Re: Description of security, PPN, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1819 or (413) 226-1803.
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 06-1041383

A-34-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
American Equity Investment Life Insurance Company	$6,000,000	$-0-
5000 Westown Parkway, Suite 440
West Des Moines, Iowa 50266
Attention: Investment Department - Private Placements
Telephone: (888) 221-1234
Facsimile: (515) 221-0329
E-mail: rstauffer@american-equity.com
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
State Street Bank & Trust Company
ABA #011000028
Account No.: 00076026, Income Collection
Reference: (NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019,
PPN 62963# AF8, Principal, Interest and Premium Breakdown)
Notices
All notices and communications relating to payments should be addressed to:
American Equity Investment Life Insurance Company
5000 Westown Parkway, Suite 440
West Des Moines, Iowa 50266
Attention: Asset Administration
Facsimile: (515) 221-0329
All other notices with respect to financials and all other non-payment notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: CHIMEFISH & CO
Taxpayer I.D. Number: 65-1186810

A-35-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Mutual of Omaha Insurance Company	$3,000,000	$-0-
Mutual of Omaha Plaza
Omaha, Nebraska 68175-1011
Attention: 4-Investment Accounting
Payments
All payments to be by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
for credit to: Mutual of Omaha Insurance Company
Account Number 900-9000200
a/c G07096
PPN: 62963# AF8
Interest Amount:
Principal Amount:
Notices
All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:
JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254-2917
Attention: Income Processing — G. Ruiz
a/c: G07096
All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 47-0246511

A-36-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Companion Life Insurance Company	$2,000,000	$-0-
c/o Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, Nebraska 68175-1011
Attention: 4-Investment Accounting
Payments
All payments to be by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
for credit to: Companion Life Insurance Company
Account Number 900-9000200
a/c G07903
PPN: 62963# AF8
Interest Amount:
Principal Amount:
Notices
All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:
JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254-2917
Attention: Income Processing — G. Ruiz
a/c: G07903
All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 13-1595128

A-37-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
United of Omaha Life Insurance Company	$1,000,000	$-0-
Mutual of Omaha Plaza
Omaha, Nebraska 68175-1011
Attention: 4-Investment Accounting
Payments
All payments to be by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
for credit to: United of Omaha Life Insurance Company
Account Number 900-9000200
a/c G07097
PPN: 62963# AF8
Interest Amount:
Principal Amount:
Notices
All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:
JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254-2917
Attention: Income Processing — G. Ruiz
a/c: G07097
All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 47-0322111

A-38-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Senior Health Insurance Company of Pennsylvania	$2,500,000	$-0-
c/o Conning Asset Management Company
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Private Placement Unit
Payments
All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:
Senior Health Insurance Company of Pennsylvania
The Bank of New York
ABA No. 021000018
For credit to: Account No. GLA111565
Acct Name: BNY Income Collection
FFC Acct# 005068
FFC Acct Name: Senior Health Insurance Company of Pennsylvania
Reference: NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019,
PPN 62963# AF8, and Breakdown (principal/income)
Notices
All notices and communication should be directed to:
Senior Health Insurance Company of Pennsylvania
c/o Conning Asset Management Company
One Financial Plaza, 14th Floor
Hartford, CT 06103-2627
Attention: Samuel O. Otchere
Phone: 860-299-2262
Facsimile: 860-299-0262
Email: Samuel_Otchere@Conning.com

A-39-

With a copy of all notices and communication directed to:
Senior Health Insurance Company of Pennsylvania
c/o Conning Asset Management Company
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Private Placement Unit
Phone: 860-299-2173
Facsimile: 860-299-2442
Email: Conning_Documents@Conning.com
All legal notices and documentation should be directed to:
Senior Health Insurance Company of Pennsylvania
c/o Conning Asset Management Company
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Vi R. Smalley
Phone: 860-299-2054
Facsimile: 860-299-0054
Email: Vi_Smalley@Conning.com
Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number: 23-0704970

A-40-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
Primerica Life Insurance Company	$2,000,000	$-0-
c/o Conning Asset Management Company
One Financial Plaza
Hartford, Connecticut 06103-2627
Payments
All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:
Primerica Life Insurance Company
Account No.: 900 9000 168
Account Name: Trust Other Demand IT SSG Custody
FFC Acct. Name: Primerica Life Insurance Company
FFC Acct. #: G07131
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA #021000021
Reference: NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019,
PPN 62963# AF8, and Breakdown (principal/income)
Notices
All notices and communication should be directed to:
Primerica Life Insurance Company
c/o Conning Asset Management Company
One Financial Plaza, 14th Floor
Hartford, CT 06103-2627
Attention: Samuel O. Otchere
Phone: 860-299-2262
Facsimile: 860-299-0262
Email: Samuel_Otchere@Conning.com

A-41-

With a copy of all notices and communication directed to:
Primerica Life Insurance Company
c/o Conning Asset Management Company
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Private Placement Unit
Phone: 860-299-2173
Facsimile: 860-299-2442
Email: Conning_Documents@Conning.com
All legal notices and documentation should be directed to:
Primerica Life Insurance Company
c/o Conning Asset Management Company
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Vi R. Smalley
Phone: 860-299-2054
Facsimile: 860-299-0054
Email: Vi_Smalley@Conning.com
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590590

A-42-

	Principal Amount	Principal Amount
	of Series F Notes	of Series G Notes
Name and Address of Purchaser	to be Purchased	to be Purchased
American Health and Life Insurance Company	$500,000	$-0-
c/o Conning Asset Management Company
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Private Placement Unit
Payments
All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:
American Health and Life Insurance Company
Account No. 900 9000 168
Account Name: Trust Other Demand IT SSG Custody
FFC Acct Name: American Health and Life Insurance Company
FFC Acct# G07155
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA No. 021000021
Reference: NRP (Operating) LLC, 8.38% Senior Notes, Series F, due March 25, 2019,
PPN 62963# AF8, and Breakdown (principal/income)
Notices
All notices and communication should be directed to:
American Health and Life Insurance Company
c/o Conning Asset Management Company
One Financial Plaza, 14th Floor
Hartford, CT 06103-2627
Attention: Samuel O. Otchere
Phone: 860-299-2262
Facsimile: 860-299-0262
Email: Samuel_Otchere@Conning.com

A-43-

With a copy of all notices and communication directed to:
American Health and Life Insurance Company
c/o Conning Asset Management Company
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Private Placement Unit
Phone: 860-299-2173
Facsimile: 860-299-2442
Email: Conning_Documents@Conning.com
All legal notices and documentation should be directed to:
American Health and Life Insurance Company
c/o Conning Asset Management Company
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Vi R. Smalley
Phone: 860-299-2054
Facsimile: 860-299-0054
Email: Vi_Smalley@Conning.com
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 52-0696632

A-44-

Supplemental Representations
     The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreements is true and correct as of the date hereof with respect to the 2009 Notes with the same force and effect as if each reference to “Series A, B or C Notes” set forth therein was modified to refer the “Series F and G Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreements as supplemented by the First Supplement dated July 19, 2005, by the Second Supplement dated as March 28, 2007 and by the Third Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreements which are supplemented hereby:
     Section 5.3. Disclosure. The Company, through its agent, SPP Capital Partners, LLC and BB&T Capital Markets Inc., has delivered to each Purchaser a copy of a Confidential Direct Private Placement Memorandum dated February 2009 (the “Memorandum”), relating to the transactions contemplated by the Third Supplement. The Note Purchase Agreements, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreements and the Third Supplement and the financial statements listed in Schedule 5.5 to the Third Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2008, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
     Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the Third Supplement contains (except as noted therein) complete and correct lists of the Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.
     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the 2009 Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 41 other Institutional Investors, each of which has been offered the 2009 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.
     Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the 2009 Notes as set forth in Section I.C. (Transaction Summary) of the Memorandum. No part of the proceeds from the sale of the 2009 Notes pursuant to the Third Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 222), or for the purpose of buying or carrying or trading in any securities under
Exhibit A
(to Supplement)

such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1.00% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1.00% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
     Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the Third Supplement sets forth a complete and correct list of all outstanding Debt of the Company and the Subsidiaries as of March 1, 2009, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or the Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
     Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the sale of the 2009 Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.
     (b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.
     (c) No part of the proceeds from the sale of the 2009 Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.
     As used in this Section 5.16, “Anti-Terrorism Order” means Executive Order No. 13224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended; and “USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
A-2
(to Supplement)

[Form of Series F Note]
NRP (Operating) LLC
8.38% Senior Note, Series F, Due March 25, 2019

No. RF– [ ] $[ ]	[Date] PPN [ ]
     For Value Received, the undersigned, NRP (Operating) LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [                                        ], or registered assigns, the principal sum of [                                        ] Dollars on March 25, 2019, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.38% per annum from the date hereof, payable semi-annually, on the 25th day of March and September in each year, commencing with the March or September next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Supplement referred to below), payable semi-annually, as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.38% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate.
     In the event the Leverage Ratio (as defined below) exceeds 3.75 to 1.0 as of the end of any fiscal quarter of the Company (each, a “High Leverage Quarter”), then, in addition to all other interest accruing on this Note (and all rights of the holders of Notes under Section 10.6 of the Note Purchase Agreements (as defined in the Supplement)), additional interest in the amount of 2.00% per annum (the “Additional Interest”) shall accrue on this Note, commencing on (and retroactive to) the first day of the fiscal quarter immediately following such High Leverage Quarter and continuing until the Company has delivered the financial statements and related Officer’s Certificate required by Sections 7.1 and 7.2 of the Note Purchase Agreements, respectively (collectively, “Company Reports”), demonstrating that, as of the end of the fiscal quarter in respect of which such Company Reports were delivered, the Leverage Ratio did not exceed 3.75 to 1.0; provided, however, that such Additional Interest shall accrue for not less than two (2) consecutive fiscal quarters following a High Leverage Quarter. Following delivery of the Company Reports demonstrating that the Leverage Ratio did not exceed 3.75 to 1.0, but subject to the proviso in the preceding sentence, the Additional Interest shall cease to accrue or be payable from (and retroactive to) the first day of the fiscal quarter immediately following the fiscal quarter in respect of which such Company Reports were delivered. “Leverage Ratio” means, as of the end of any fiscal quarter of the Company, the ratio of Consolidated Debt at the end of such fiscal quarter to Consolidated EBITDDA for the twelve months then ended.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at
Exhibit 1-A
(to Supplement)

such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to that certain Third Supplement dated as of March 25, 2009 (as from time to time amended and supplemented, the “Supplement”) to Note Purchase Agreements, dated as of June 19, 2003, as from time to time amended and supplemented, between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 14(b) of the Supplement.
     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement, but not otherwise.
     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount (as defined in the Supplement)) and with the effect provided in the Note Purchase Agreements.
     This Note is guaranteed pursuant to the Subsidiary Guarantee dated June 19, 2003 as, from time to time, supplemented and amended.
     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

NRP (Operating) LLC

By

[Title]
1-A-2
(to Supplement)

[Form of Series G Note]
NRP (Operating) LLC
8.92% Senior Note, Series G, Due March 25, 2024

No. RG– [ ] $[ ]	[Date] PPN [ ]
     For Value Received, the undersigned, NRP (Operating) LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [                                        ], or registered assigns, the principal sum of [                                        ] Dollars on March 25, 2024, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.92% per annum from the date hereof, payable semi-annually, on the 25th day of March and September in each year, commencing with the March or September next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Supplement referred to below), payable semi-annually, as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.92% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate.
     In the event the Leverage Ratio (as defined below) exceeds 3.75 to 1.0 as of the end of any fiscal quarter of the Company (each, a “High Leverage Quarter”), then, in addition to all other interest accruing on this Note (and all rights of the holders of Notes under Section 10.6 of the Note Purchase Agreements (as defined in the Supplement)), additional interest in the amount of 2.00% per annum (the “Additional Interest”) shall accrue on this Note, commencing on (and retroactive to) the first day of the fiscal quarter immediately following such High Leverage Quarter and continuing until the Company has delivered the financial statements and related Officer’s Certificate required by Sections 7.1 and 7.2 of the Note Purchase Agreements, respectively (collectively, “Company Reports”), demonstrating that, as of the end of the fiscal quarter in respect of which such Company Reports were delivered, the Leverage Ratio did not exceed 3.75 to 1.0; provided, however, that such Additional Interest shall accrue for not less than two (2) consecutive fiscal quarters following a High Leverage Quarter. Following delivery of the Company Reports demonstrating that the Leverage Ratio did not exceed 3.75 to 1.0, but subject to the proviso in the preceding sentence, the Additional Interest shall cease to accrue or be payable from (and retroactive to) the first day of the fiscal quarter immediately following the fiscal quarter in respect of which such Company Reports were delivered. “Leverage Ratio” means, as of the end of any fiscal quarter of the Company, the ratio of Consolidated Debt at the end of such fiscal quarter to Consolidated EBITDDA for the twelve months then ended.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at
Exhibit 1-B
(to Supplement)

such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to that certain Third Supplement dated as of March 25, 2009 (as from time to time amended and supplemented, the “Supplement”) to Note Purchase Agreements, dated as of June 19, 2003, as from time to time amended and supplemented, between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 14(b) of the Supplement.
     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement, but not otherwise.
     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount (as defined in the Supplement)) and with the effect provided in the Note Purchase Agreements.
     This Note is guaranteed pursuant to the Subsidiary Guarantee dated June 19, 2003 as, from time to time, supplemented and amended.
     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

NRP (Operating) LLC

By

[Title]
1-B-2
(to Supplement)

Amortization of 2009 Notes
Series F Notes

Date of Principal Payment	Amount of Principal Payment
March 25, 2013	$21,428,572
March 25, 2014	$21,428,572
March 25, 2015	$21,428,572
March 25, 2016	$21,428,572
March 25, 2017	$21,428,572
March 25, 2018	$21,428,572
Series G Notes

Date of Principal Payment	Amount of Principal Payment
March 25, 2014	$4,545,455
March 25, 2015	$4,545,455
March 25, 2016	$4,545,455
March 25, 2017	$4,545,455
March 25, 2018	$4,545,455
March 25, 2019	$4,545,455
March 25, 2020	$4,545,455
March 25, 2021	$4,545,455
March 25, 2022	$4,545,455
March 25, 2023	$4,545,455
Schedule 5
(to Supplement)

Subsidiaries and Affiliates
(i) Subsidiaries of the Company

		Ownership by the
Subsidiary	Jurisdiction	Company
WPP LLC	Delaware	100%
ACIN LLC	Delaware	100%
WBRD LLC	Delaware	100%
Hod LLC	Delaware	100%
Shepard Boone Coal Company LLC	Delaware	100%
Williamson Transport, LLC	Delaware	100%
Little River Transport, LLC	Delaware	100%
Independence Land Company, LLC	Delaware	100%
Gatling Mineral, LLC	Delaware	100%
(ii) Affiliates of the Company
Natural Resource Partners L.P.
NRP (GP) LP
GP Natural Resource Partners LLC
Western Pocahontas Properties Limited Partnership
Great Northern Properties Limited Partnership
New Gauley Coal Corporation
Robertson Coal Management LLC
NRP Investment L.P.
Adena Minerals, LLC
(iii) Senior Officers of the Company

Nick Carter	—	President and Chief Operating Officer
Dwight Dunlap	—	Chief Financial Officer and Treasurer
Kevin Wall	—	Vice President and Chief Engineer
Wyatt Hogan	—	Vice President, General Counsel and Secretary
Kevin Craig	—	Vice President-Business Development
Dennis Coker	—	Vice President-Aggregates
Ken Hudson	—	Controller
Schedule 5.4
(to Supplement)

Financial Statements Provided to Purchasers
Natural Resource Partners L.P.
Annual Financial Statements for the years ended December 31, 2005, 2006, 2007 and 2008
Schedule 5.5
(to Supplement)

Existing Debt
1.	$151,000,000 principal under Revolving Loan Credit Agreement dated March 28, 2007.

2.	$43,500,000 principal of 5.55% Series A Senior Notes, due June 19, 2023.

3.	$49,750,000 principal of 4.91% Series B Senior Notes, due June 19, 2018.

4.	$35,000,000 principal of 5.55% Series C Senior Notes, due June 19, 2013.

5.	$92,308,000 principal amount of 5.05% Series D Senior Notes, due July 19, 2020.

6.	$225,000,000 principal amount of 5.82% Series E Senior Notes, due March 28, 2024.

7.	$2,498,000 utility local improvement obligation, maturity March 2021.
Schedule 5.15
(to Supplement)